Acquisition of Business (Tables)	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Schedule of Purchase Price Allocation	The purchase price allocation of the acquired business (Dagesh Ltd.) was as follows:
March 09,
2022
Total acquisition price	$793

Recognized amounts of identifiable assets acquired:
Intangible assets, net (1)	574
Net assets acquired	574
Goodwill (2)	219
(1)	The fair value estimate of identifiable intangible assets was determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.
(2)	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $219. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to specific tangible and intangible assets net of the fair value. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8C). Due to the characteristics of the acquired business, such amount was allocated to the RFID segment.